Exhibit 99(d)

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)
The undersigned Director, Senior Vice President and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities to sign the following registration statement: File No. 333-214404 the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
April 16, 2021
/s/ MARIO IMBARRATO
-------------------------------------
Mario Imbarrato
Director, Senior Vice President
and Chief Financial Officer

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)
The undersigned Director and Senior Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities to sign the following registration statement: File No. 333-214404 the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
April 16, 2021

/s/ JAMES M. FLEWELLEN
-------------------------------------
James M. Flewellen
Director and Senior Vice President

DURABLE POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)
The undersigned Director, Chairman of the Board, President and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities to sign the following registration statement: File No. 333-214404 the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
April 16, 2021

/s/ JESSE E. MERTEN
-------------------------------------
Jesse E. Merten
Director, Chairman of the Board,
President and Chief Executive Officer